Exhibit 99.1

RIVERVIEW FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

March 31, 2010 and 2009

		(Audited)			(Audited)
	3/31/2010	12/31/2009	CHANGE	3/31/2009	12/31/2008	CHANGE
ASSETS
Cash and due from banks	$3,619	$6,339	-42.91%	$8,395	$4,545	84.71%
Federal funds sold	—	—	0.00%	2,263	1,034	118.86%
Interest bearing deposits	4,264	18,494	-76.94%	1,539	439	250.57%

Cash and cash equivalents	7,883	24,833	-68.26%	12,197	6,018	102.68%
Interest bearing time deposits with banks	2,450	2,700	-9.26%	6,950	950	0.00%
Investment securities available for sale	50,572	34,583	46.23%	25,223	28,120	-10.30%
Mortgage loans held for sale	365	0	100.00%	1,040	1,124	0.00%
Loans, net of unearned income	175,563	172,944	1.51%	179,179	178,179	0.56%
Less: allowance for loan losses	(2,026)	(2,560)	-20.86%	(1,710)	(1,710)	0.00%
Total net loans	173,537	170,384	1.85%	177,469	176,469	0.57%
Bank premises and equipment, net	7,207	7,238	-0.43%	7,401	7,472	-0.95%
Accrued interest receivable	933	782	19.31%	857	812	5.54%
Restricted investment in bank stocks	2,410	2,410	0.00%	2,075	2,075	0.00%
Cash value of life insurance	5,636	5,574	1.11%	5,146	5,258	-2.13%
Foreclosed assets	327	312	4.81%	144	144	0.00%
Goodwill	1,796	1,796	0.00%	1,785	1,785	0.00%
Intangible assets	134	141	-4.96%	165	173	0.00%
Other assets	2,305	2,185	5.49%	1,355	1,511	-10.32%

Total Assets	$255,555	$252,938	1.03%	$241,807	$231,911	4.27%

LIABILITIES AND SHAREHOLDERS’ EQUITY LIABILITIES
Deposits:
Demand, noninterest bearing	$21,258	$19,299	10.15%	$23,525	$19,614	19.94%
Demand, interest bearing	73,578	69,833	5.36%	25,403	25,789	-1.50%
Savings and money market	29,469	27,999	5.25%	29,266	27,877	4.98%
Time	93,092	97,805	-4.82%	108,561	101,073	7.41%
Total deposits	217,397	214,936	1.14%	186,755	174,353	7.11%
Federal funds purchased and securities sold under agreements to repurchase	822	807	1.86%	1,077	527	0.00%
Short-term borrowings	—	—	0.00%	17,260	20,796	-17.00%
Long-term borrowings	10,693	10,697	-0.04%	10,029	10,033	-0.04%
Accrued interest payable	312	389	-19.79%	509	499	2.00%
Other liabilities	1,154	1,392	-17.10%	1,535	1,498	2.47%
Total Liabilities	230,378	228,221	0.95%	217,165	207,706	4.55%

SHAREHOLDERS’ EQUITY
Capital stock:
Common stock, par value $0.50 per share; authorized 5,000,000 shares; issued and outstanding 1,750,003 shares	875	875	0.00%	875	875	0.00%
Surplus	11,263	11,252	0.10%	11,239	11,239	0.00%
Undivided profits	12,760	12,429	2.66%	12,379	12,054	2.70%
Accumulated other comprehensive income	279	161	73.29%	149	37	302.70%
Total Shareholders’ Equity	25,177	24,717	1.86%	24,642	24,205	1.81%

Total Liabilities and Shareholders’ Equity	$255,555	$252,938	1.03%	$241,807	$231,911	4.27%

Book Value	$14.39	$14.12	1.86%	$14.08	$13.83	1.81%

RIVERVIEW FINANCIAL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	3/31/2010	3/31/2009	CHANGE
	(In Thousands, Except Share Data)
Interest income
Loans, including fees	2,642	2,835	-6.81%
Investment securities - taxable	242	167	44.91%
Investment securities - tax exempt	152	92	65.22%
Federal funds sold	0	2	0.00%
Interest-bearing deposits	14	26	-46.15%
Dividends	6	3	100.00%
Total interest income	3,056	3,125	-2.21%

Interest expense
Deposits	970	1,070	-9.35%
Short-term borrowings	2	36	-94.44%
Long-term debt	68	100	-32.00%
Total interest expense	1,040	1,206	-13.76%

Net interest income	2,016	1,919	5.05%

Provision for loan losses	0	0	0.00%

Net interest income after provision for loan losses	2,016	1,919	5.05%

Other income
Service charges on deposit accounts	72	70	2.86%
Other service charges and fees	139	97	43.30%
Earnings on cash value of life insurance	63	82	-23.17%
Gain on sale of available for sale securities	4	0	100.00%
Gain from sale of mortgage loans	72	111	-35.14%
Total other income	350	360	-2.78%

Other expense
Salaries and employee benefits	834	830	0.48%
Occupancy expenses	199	174	14.37%
Equipment expenses	97	97	0.00%
Telecommunications and processing charges	117	110	6.36%
Postage and office supplies	46	70	-34.29%
FDIC premium	90	79	13.92%
Bank shares tax expense	67	66	1.52%
Directors’ compensation	64	56	14.29%
Professional services	30	42	-28.57%
Other operating expenses	103	98	5.10%
Total other expense	1,647	1,622	1.54%

Income before income taxes	719	657	9.44%

Federal income taxes	169	157	7.64%

Net income	550	500	10.00%

Basic earnings per share	$0.31	$0.29	10.00%
Diluted earnings per share	$0.31	$0.29	10.00%
ROA	0.88%	0.82%	7.32%
ROE	8.91%	8.37%	6.45%